The UBS Funds

Summary Prospectus Supplement

•	UBS Dynamic Alpha Fund

March 1, 2017

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Dynamic Alpha Fund series (the "Fund") of The UBS Funds, dated October 28, 2016, as follows:

Andreas Koester and Jonathan Davies no longer serve as portfolio managers for the Fund.  Nathan Shetty and José Ignacio Andrés will assume portfolio management responsibilities for the Fund.

Therefore, the bullets under the heading "Portfolio managers" are deleted in their entirety and replaced by the following:

•	Nathan Shetty, portfolio manager of the Fund since March 2017.
•	José Ignacio Andrés, portfolio manager of the Fund since March 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-875